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                                                                    EXHIBIT 32.1

                        CERTIFICATION OF PERIODIC REPORT

We, Ricardo Puente, Chief Executive Officer and Joan M. Fiorito, Chief Financial Officer of TransWestern Publishing Company LLC (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 12, 2003

                                            /s/ Ricardo Puente

                                            ------------------------
                                            Ricardo Puente
                                            Chief Executive Officer

                                            /s/ Joan M. Fiorito

                                            -------------------------
                                            Joan M. Fiorito
                                            Chief Financial Officer